UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07358

Duff & Phelps Utility and Corporate Bond Trust Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)        (Zip code)

Alan M. Meder	Lawrence R. Hamilton
Duff & Phelps Utility and Corporate Bond Trust Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (800) 338-8214

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders follows.

Board of Directors

David J. Vitale, Chairman

Nancy Lampton, Vice Chairperson

Stewart E. Conner

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA

President & Chief Executive Officer

T. Brooks Beittel, CFA

Senior Vice President & Secretary

Daniel J. Petrisko, CFA

Vice President & Chief Investment Officer

Alan M. Meder, CFA, CPA

Treasurer & Assistant Secretary

Joyce B. Riegel

Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 338-8214

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (888) 878-7845

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005

Transfer Agent

Computershare

250 Royall Street

Canton, MA 02021

Call toll-free (866) 221-1681

Independent Registered Public Accounting Firm

Ernst & Young LLP

155 North Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

Duff & Phelps

Utility and

Corporate

Bond Trust Inc.

ANNUAL REPORT

DECEMBER 31, 2013

February 18, 2014

Dear Fellow Shareholders:

YOUR FUND’S PERFORMANCE

During the second half of 2013 the performance of leveraged bond funds, including Duff & Phelps Utility and Corporate Bond Trust Inc. (the “DUC Fund” or the “Fund”), was negatively impacted by concerns that the easy monetary policy of the last five years could be coming to an end. The perception that the U.S. economic recovery might now be self-sustaining fueled speculation that the Federal Reserve would begin paring back its extraordinary monetary stimulus. The fear of upward pressure on interest rates led many investors to reduce their exposure to fixed income investments. As a result, returns for the DUC Fund, along with the broader fixed income market, were restrained.

The following table compares the performance of the DUC Fund to a broad-based investment grade bond market benchmark. It is important to note that the index returns stated below include no fees or expenses, whereas the DUC Fund’s net asset value (“NAV”) returns are net of fees and expenses.

Total Return[i] For the period indicated through December 31, 2013
	Six Months	One Year	Three Years (annualized)	Five Years (annualized)
Duff & Phelps Utility and Corporate Bond Trust Inc.
Market Valueii	-4.61%	-11.68%	3.15%	7.35%
Net Asset Valueii	1.16%	-1.48%	4.96%	8.04%
Barclays U.S. Aggregate Bond Indexiii	0.43%	-2.02%	3.26%	4.44%

[i]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
ii

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DUC Fund’s dividend reinvestment plan. Total return on NAV uses the same methodology, but with use of NAV for beginning, ending and reinvestment values. For the fiscal year ended December 31, 2013, operating expenses (which are already reflected in the DUC Fund’s NAV) were 1.69%. The DUC Fund’s market price per share may be higher or lower than the NAV. Source: Administrator of the DUC Fund.

iii

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is calculated on a total return basis and rebalanced monthly. Income generated during the month is held in the index without a reinvestment return until month-end when it is removed from the index. The index is unmanaged; its returns do not reflect any fees, expenses, or sales charges and it is not available for direct investment. Source: Bloomberg L.P.

Based on the December 31, 2013 closing price of $10.03 and a monthly distribution of $0.07 per share, the DUC Fund common stock had an annualized distribution rate of 8.37%. Please refer to the portion of this letter captioned “ABOUT YOUR FUND” for important information about the sources and characterizations of the DUC Fund’s distributions.

MARKET OVERVIEW AND OUTLOOK

U.S. gross domestic product continued to grow modestly during the second half of 2013. Although household finances improved, due in part to rising home prices, stock market gains and lower energy costs, stubbornly high unemployment and stagnant wages weighed on consumer sentiment. Despite solid profitability and ample cash reserves, many corporations remained focused on managing costs and were reluctant to meaningfully increase capital spending or hiring, partly due to regulatory and tax uncertainty. On the national level, the fiscal drag from reduced government spending and increased payroll taxes seemed to fade. On the local level, the financial condition of many municipalities improved as their economies recovered and tax revenues rose. At the same time, global growth remained modest as Europe continued its climb out of recession and emerging markets stabilized.

During the second half of 2013, the Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets monetary policy, reaffirmed its commitment to an accommodative monetary policy. Accordingly, the FOMC held the federal funds rate to a “target range” of zero to 0.25%. In addition, the pace of the FOMC’s asset purchase program, a form of quantitative easing that was intended to lower borrowing costs and push up asset prices, was only modestly reduced. Nonetheless, interest rates rose as investors speculated that the unprecedented easy monetary policy of the last five years could be coming to an end. Over the second half of the year the U.S. Treasury yield curve shifted upward and yields increased by 3 basis points on two-year maturities, by 54 basis points on ten-year maturities and by 47 basis points on thirty-year maturities. Consequently, many sectors of the broader fixed income markets posted only modest returns.

We believe that the U.S. economy remains on track to experience positive though moderate growth over the next few quarters. As the housing sector shows further signs of recovery and job growth stabilizes (albeit at modest levels), fiscal uncertainty and restrained global growth will likely keep the U.S. recovery slow and uneven. The FOMC recently stated that “economic activity is expanding at a moderate pace,” while reaffirming its view that a “highly accommodative stance of monetary policy will remain appropriate for a considerable time after the asset purchase program ends and the economic recovery strengthens.” Because the U.S. economy continues to experience stubbornly high unemployment and moderate inflation, we think it likely that the FOMC’s accommodative monetary policy will continue for the foreseeable future.

If the U.S. economy continues to post sub-par growth, debate over the need for further monetary stimulus is likely to persist. As monetary policy evolves under new leadership at the Federal Reserve and the debate in Washington over the debt ceiling continues, the fixed income market is likely to remain volatile and highly sensitive to the tone of economic data. In the near term, we expect that a tepid U.S. economic recovery and moderate inflation will limit upward pressure on U.S. Treasury yields. Over the longer term, a self-sustaining economic recovery and growing inflation expectations could set the stage for a further rise in interest rates. If that happens, the total return of leveraged bond funds, like the DUC Fund, would likely be further reduced.

ABOUT YOUR FUND

The DUC Fund seeks to provide investors with a stable monthly distribution that is primarily derived from current fiscal year net investment income. At times a portion of the monthly distribution could be derived from realized capital gains, and to the extent necessary, a return of capital, in which case the DUC Fund is required to inform shareholders of the sources of the distribution based on U.S. generally accepted accounting principles (“GAAP”). A return of capital distribution does not necessarily reflect the DUC Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital may occur, for example, when some of the money that is invested in the Fund is paid back to the investor. Based on GAAP, for the twelve month period ended December 31, 2013, 52% of the total distributions were attributable to current year net investment income and 48% were in excess of current year net investment income. The characterization of the distributions for GAAP purposes and federal income tax purposes differs, primarily because of a difference in the tax and GAAP accounting treatment of amortization for premiums on fixed income securities. For federal income tax purposes, 100% of the distributions in 2013 were derived from net investment income. In early 2014, a form 1099-DIV will be sent to shareholders which will state the amount and tax characterization of the DUC Fund’s 2013 distributions.

The use of leverage enables the DUC Fund to borrow at short-term rates and invest at long-term rates. On September 20, 2013 the amount of leverage being utilized was reduced by $65 million. On that date, the DUC Fund repaid $17.5 million of the $142.5 million principal outstanding under its credit facility. In addition, the DUC Fund redeemed all 1,900 shares of its outstanding Auction Market Preferred Shares, Series TH7, liquidation preference $25,000 per share. The shares were redeemed for 100% of their liquidation preference (an aggregate of $47.5 million) plus accrued dividends. The reduction in the amount of leverage outstanding was intended to better align the leverage ratio with current market conditions and to lessen the potential volatility of the DUC Fund’s returns. The reduction in leverage was approved by the Board of Directors and was funded by the maturity and sale of portfolio securities.

As of December 31, 2013, the DUC Fund’s leverage consisted of senior debt in the amount of $125 million. On that date, the amount of leverage represented by the senior debt constituted approximately 29% of the DUC Fund’s total assets. The amount and type of leverage is reviewed periodically by the Board of Directors based on the DUC Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the DUC Fund’s NAV and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the DUC Fund. However, there is no assurance that this will continue to be the case in the future. If the use of leverage was to cease being beneficial, the amount and type of leverage employed by the DUC Fund could be further modified or eliminated.

The DUC Fund does not currently use derivatives and has no investments in complex securities or structured investment vehicles. However, due to the inherent interconnectivity of today’s financial markets, corporate bond investors are faced with the task of identifying and quantifying counterparty risk among both financial and non-financial companies. Due to the DUC Fund’s mandated exposure to the credit markets, any disruptions in the broader credit markets could materially and adversely impact the valuation of the investments held in the DUC Fund. It is impossible for the DUC Fund to be completely insulated from turmoil in the global financial markets. However, management believes that over the long term the diversification of the portfolio across sectors and issuers, in addition to the conservative distribution of the DUC Fund’s assets along the yield curve, should help limit volatility to some degree.

In addition to the risk of disruptions in the broader credit market, an extended environment of relatively low interest rates adds a significant element of reinvestment risk to bond funds, including the DUC Fund. If bonds held in a portfolio mature during a period of low interest rates, the proceeds may need to be reinvested in lower yielding securities. Therefore, a prolonged period of low interest rates and modest reinvestment opportunities has the potential to adversely impact both the earnings and distribution policy of the DUC Fund going forward.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DIRECT DEPOSIT

For those of you receiving dividends in cash, you may want to consider taking advantage of the dividend reinvestment and cash purchase plan (the “Plan”) available to all registered shareholders of the DUC Fund. Under the Plan, the DUC Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the DUC Fund. The cash purchase option permits Plan participants to make voluntary additional share purchases in the open market through the Plan’s Agent, Computershare. For those shareholders who wish to continue receiving their dividends in cash, you may want to consider having your monthly dividends deposited, free of charge, directly into your bank account through electronic funds transfer. Direct deposit provides the convenience of automatic and immediate access to your funds, while eliminating the possibility of mail delays and lost, stolen or destroyed checks. Further information about the Plan and direct deposit is available from Computershare, at 1-866-221-1681 or www.computershare.com/investor. A summary of the Plan is also contained in this report, beginning on page 21.

For more information about the DUC Fund, shareholders can access www.ducfund.com.

We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

Daniel J. Petrisko, CFA	Nathan I. Partain, CFA
Chief Investment Officer	Director, President & CEO

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DUC Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS

December 31, 2013

Principal Amount (000)	Description	Value (Note 2)
	LONG-TERM INVESTMENTS—135.9%
	U.S. Government and Agency Mortgage-Backed Securities—0.2%
	Federal National Mortgage Association, Pass-Through Certificates,
$115	8.00%, 10/01/30	$136,860
402	7.00%, 12/01/31	456,431
	Government National Mortgage Association Pass-Through Certificates,
9	7.00%, 3/15/26	9,639
34	8.00%, 11/15/30	37,798
31	8.00%, 2/15/31	31,451

	Total U.S. Government and Agency Mortgage-Backed Securities (Cost $602,154)	672,179

	Corporate Bonds—134.0%
	Financial—31.0%
5,000	American Express Co.,
	6.15%, 8/28/17 (a)	5,773,260
5,000	Bank of America Corp.,
	6.50%, 8/01/16 (a)	5,648,845
6,000	Caterpillar Financial Services Corp.,
	6.125%, 2/17/14 (a)	6,042,252
5,000	Duke Realty Limited Partnership,
	6.75%, 3/15/20 (a)	5,783,455
5,000	The Goldman Sachs Group, Inc.,
	5.50%, 11/15/14 (a)	5,212,395
5,000	HCP, Inc.,
	6.00%, 1/30/17	5,607,645
5,000	JPMorgan Chase & Co.,
	6.00%, 1/15/18	5,762,620
5,000	Kimco Realty Corp.,
	5.584%, 11/23/15 (a)	5,417,100
5,000	Liberty Property L.P.,
	5.125%, 3/02/15	5,228,640
5,000	Mack-Cali Realty L.P.,
	5.125%, 1/15/15	5,208,370
6,000	Morgan Stanley,
	6.00%, 4/28/15 (a)	6,392,256
5,000	National City Corp.,
	6.875%, 5/15/19 (a)	5,931,470
5,000	ProLogis L.P.,
	5.75%, 4/01/16 (a)	5,485,870
6,000	Realty Income Corp.,
	6.75%, 8/15/19 (a)(b)	7,032,564

Principal Amount (000)	Description	Value (Note 2)
$5,000	Simon Property Group, L.P.,
	5.25%, 12/01/16 (a)	$5,537,800
6,000	Wachovia Bank NA,
	6.00%, 11/15/17 (a)	6,929,472

		92,994,014

	Industrial—19.0%
1,348	ConocoPhillips
	4.75%, 2/01/14	1,352,595
6,000	Dow Chemical Company,
	9.00%, 4/01/21	7,660,962
7,000	Hewlett-Packard Co.,
	6.125%, 3/01/14 (a)	7,059,570
5,000	Sun Company, Inc.,
	9.00%, 11/01/24	5,848,622
5,275	Tele-Communications, Inc.,
	10.125%, 4/15/22 (a)(b)	7,162,232
3,200	Tele-Communications, Inc.,
	9.875%, 6/15/22 (a)(b)	4,269,347
5,000	Time Warner Cable, Inc.,
	7.50%, 4/01/14	5,083,325
5,000	Time Warner, Inc.,
	9.15%, 2/01/23	6,641,350
5,000	Wal-Mart Stores, Inc.,
	6.75%, 10/15/23	6,176,625
5,000	Xerox Corp.,
	6.35%, 5/15/18	5,719,925

		56,974,553

	Telephone—2.2%
6,000	Rogers Communications, Inc.,
	7.50%, 3/15/15 (Canada) (a)	6,485,940

		6,485,940

	Utilities—81.8%
10,000	CalEnergy Company, Inc.,
	8.48%, 9/15/28 (a)(b)	13,552,160
5,000	CenterPoint Energy Resources Corp.,
	6.00%, 5/15/18	5,766,250
10,713	Cleveland Electric Illumination Co.,
	8.875%, 11/15/18 (a)(b)	13,564,169
5,000	Commonwealth Edison Co.,
	6.95%, 7/15/18 (a)	5,703,500
5,000	Consolidated Edison Company of New York Inc.,
	5.85%, 4/01/18 (a)	5,788,015
5,000	Dominion Resources, Inc.
	5.15%, 7/15/15 (a)	5,322,160

The accompanying notes are an integral part of these financial statements.

4

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Principal Amount (000)	Description	Value (Note 2)
$8,000	EQT Corporation,
	8.125%, 6/01/19 (a)	$9,716,320
10,000	Entergy Texas, Inc.,
	7.125%, 2/01/19 (a)(b)	11,768,760
5,000	Enterprise Products Operating LLC
	6.50%, 1/31/19 (a)	5,871,720
5,475	Exelon Generation Co. LLC,
	6.20%, 10/01/17 (a)	6,192,236
7,750	FPL Group Capital Inc.,
	7.875%, 12/15/15 (a)(b)	8,763,568
10,000	Hydro-Quebec,
	7.50%, 4/01/16 (Canada) (a)	11,427,020
8,115	Indiana Michigan Power Co.,
	7.00%, 3/15/19 (a)(b)	9,661,825
5,000	Kinder Morgan Energy Partners, L.P.,
	7.75%, 3/15/32 (a)	6,093,030
3,500	Magellan Midstream Energy Partners, L.P.,
	6.40%, 7/15/18	4,112,549
5,000	Magellan Midstream Energy Partners, L.P.,
	6.55%, 7/15/19 (a)	5,923,735
7,000	National Fuel Gas Co.
	6.50%, 4/15/18 (a)	8,019,613
6,000	National Grid PLC
	6.30%, 8/01/16 (United Kingdom)	6,751,578
5,000	Nevada Power Company
	7.125%, 3/15/19	6,090,510
5,000	Oncor Electric Delivery Co., LLC,
	7.00%, 9/01/22 (a)	5,974,935
9,441	ONEOK Partners, L.P.,
	6.15%, 10/01/16 (a)(b)	10,608,767
5,230	PPL Energy Supply LLC,
	6.50%, 5/01/18 (a)	5,823,359
5,000	PSEG Power LLC,
	5.32%, 9/15/16 (a)(b)	5,504,900
10,000	Progress Energy, Inc.,
	7.05%, 3/15/19 (a)(b)	11,999,320
8,000	Sempra Energy
	6.15%, 6/15/18 (a)(b)	9,192,880
7,785	South Carolina Electric & Gas Co.,
	6.50%, 11/01/18 (a)(b)	9,321,409
7,000	Spectra Energy Capital LLC,
	6.20%, 4/15/18 (a)(b)	7,905,394

Principal Amount (000)	Description	Value (Note 2)
$10,000	Trans-Canada Pipelines Limited,
	9.875%, 1/01/21 (Canada) (a)(b)	$13,627,120
8,571	Williams Partners L.P.,
	7.25%, 2/01/17 (a)	9,890,514
5,000	Xcel Energy, Inc.,
	5.613%, 4/01/17 (a)	5,513,000

		245,450,316

	Total Corporate Bonds (Cost $378,622,453)	401,904,823

	Asset-Backed Securities—1.3%
3,862	Detroit Edison Securitization Funding LLC 2001-1 A6,
	6.62%, 3/01/16	4,022,341

	Total Asset-Backed Securities (Cost $3,997,840)	4,022,341

Shares
	Non-Convertible Preferred Stock—0.4%
	Financial—0.4%
50,000	Vornado Realty Trust, Series I,
	6.625%	1,147,500

	Total Non-Convertible Preferred Stock (Cost $1,175,000)	1,147,500

	TOTAL INVESTMENTS—135.9%
	(Cost $384,397,447)	407,746,843

	Other assets in excess of liabilities—5.8%	17,374,050
	Borrowings—(41.7%)	(125,000,000)

	NET ASSETS APPLICABLE TO COMMON STOCK—100%	$300,120,893

(a)	All or a portion of this security has been segregated and made available for loan.
(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

5

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at December 31, 2013:

	Level 1	Level 2
Asset-backed securities	$—	$4,022,341
Corporate bonds	—	401,904,823
Non-convertible preferred stock	1,147,500	—
U.S. Government and Agency mortgage-backed securities	—	672,179

Total	$1,147,500	$406,599,343

There were no Level 3 priced securities held and there were no transfers between Level 1 and Level 2 related to securities held at December 31, 2013.

Summary of Ratings as a Percentage of

Long-Term Investments

(Unaudited)

At December 31, 2013

Rating *	%
AAA	1.2%
AA	1.5%
A	20.4%
BBB	76.9%

100.0%

*	Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc., is used, if available.

Sector Allocation as a Percentage of

Total Investments at December 31, 2013

The accompanying notes are an integral part of these financial statements.

6

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS:

Investments at value (cost $384,397,447) including $113,443,436 of securities loaned	$407,746,843

Cash	11,136,298

Receivables:

Interest	6,576,589

Dividends	20,703

Securities lending income	335

Prepaid expenses	7,946

Total assets	425,488,714

LIABILITIES:

Borrowings (Note 9)	125,000,000

Investment advisory fee (Note 3)	181,378

Administrative fee (Note 3)	107,239

Interest on borrowings (Note 9)	7,614

Accrued expenses	71,590

Total liabilities	125,367,821

NET ASSETS APPLICABLE TO COMMON STOCK	$300,120,893

CAPITAL:

Common stock ($0.01 par value, 600,000,000 shares authorized, 27,494,683 shares issued and outstanding)	$274,947

Additional paid-in capital	354,102,009

Accumulated distributions in excess of net investment income	(17,757,065)

Accumulated net realized loss on investments	(59,848,394)

Net unrealized appreciation on investments	23,349,396

Net assets applicable to common stock.	$300,120,893

NET ASSET VALUE PER SHARE OF COMMON STOCK	$10.92

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

INVESTMENT INCOME:

Interest	$17,558,208

Dividends	83,281

Securities lending income, net	66,760

Total investment income	17,708,249

EXPENSES:

Investment advisory fees (Note 3)	2,432,142

Interest expense and fees (Note 9)	1,907,299

Administrative fees (Note 3)	439,557

Directors’ fees	128,141

Professional fees	102,125

Reports to shareholders	69,250

Broker-dealer commissions—auction market preferred shares	50,469

Custodian fees	49,900

Transfer agent fees	24,850

Other expenses	99,444

Total expenses	5,303,177

Net investment income	12,405,072

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investments	4,299,406

Net change in unrealized appreciation (depreciation) on investments	(21,059,716)

Net realized and unrealized gain (loss) on investments	(16,760,310)

DISTRIBUTIONS ON AUCTION MARKET PREFERRED SHARES FROM:

Net investment income	(575,548)

Total distributions	(575,548)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(4,930,786)

The accompanying notes are an integral part of these financial statements.

7

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended December 31, 2013	For the year ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:

Net investment income	$12,405,072	$13,535,153

Net realized gain (loss)	4,299,406	(205,421)

Net change in unrealized appreciation (depreciation)	(21,059,716)	16,145,020

Distributions on auction market preferred shares from net investment income	(575,548)	(1,429,414)

Benefit to common shareholders from tender offer for auction market preferred shares (Note 8)	—	217,000

Net increase (decrease) in net assets applicable to common stock resulting from operations	(4,930,786)	28,262,338

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:

Net investment income	(23,085,796)	(23,005,876)

FROM CAPITAL STOCK TRANSACTIONS:

Shares issued to common stockholders from dividend reinvestment of 46,530 shares and 111,626 shares, respectively	548,697	1,331,861

Net increase in net assets derived from capital stock transactions	548,697	1,331,861

Total increase (decrease) in net assets	(27,467,885)	6,588,323

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of year	327,588,778	321,000,455

End of year (including distributions in excess of net investment income of ($17,757,065) and ($12,055,912))	$300,120,893	$327,588,778

The accompanying notes are an integral part of these financial statements.

8

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF CASH FLOWS

For the year ended December 31, 2013

INCREASE (DECREASE) IN CASH—

Cash flows provided by (used in) operating activities:

Interest received	$27,171,789

Income dividends received	83,281

Securities lending income, net	67,189

Operating expenses paid	(3,744,859)

Interest paid on borrowing	(1,570,263)

Dividends paid on preferred stock	(584,516)

Purchase of investment securities	(20,053,510)

Proceeds from sales and maturities of investment securities	83,438,641

Net cash provided by operating activities		84,807,752

Cash flows provided by (used in) financing activities:

Decrease in borrowings	(17,500,000)

Payout for auction market preferred shares redeemed	(47,500,000)

Dividends paid on common stock	(23,085,796)

Proceeds from issuance of common stock under dividend reinvestment plan	548,697

Net cash used in financing activities		(87,537,099)

Net decrease in cash		(2,729,347)

Cash at beginning of year		13,865,645

Cash at end of year		11,136,298

Reconciliation of net decrease in net assets resulting from operations to net cash provided by operating activities—

Net decrease in net assets resulting from operations		$(4,930,786)

Purchase of investment securities	(20,053,510)

Proceeds from sale and maturities of investment securities	83,438,641

Amortization of premiums and discounts on debt securities	8,802,856

Net realized gain on investments	(4,299,406)

Net change in unrealized (appreciation) depreciation on investments	21,059,716

Decrease in interest receivable	810,725

Decrease in interest payable on borrowings	(10,713)

Decrease in other receivable	429

Decrease in accrued expenses	(10,200)

Total adjustments		89,738,538

Net cash provided by operating activities		$84,807,752

The accompanying notes are an integral part of these financial statements.

9

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated (excluding supplemental data provided below):

	For the year ended December 31,
PER SHARE DATA:	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.93	$11.74	$11.71	$11.70	$10.61

Net investment income(1)	0.45	0.49	0.53	0.66	0.77
Net realized and unrealized gain (loss)	(0.60)	0.58	0.39	0.24	1.22
Distributions on auction market preferred shares from:
Net investment income	(0.02)	(0.05)	(0.05)	(0.05)	(0.07)
Benefit to common shareholders from tender offer for auction market preferred shares	—	0.01	—	—	—

Net increase (decrease) from investment operations	(0.17)	1.03	0.87	0.85	1.92

Distributions on common stock from:
Net investment income	(0.84)	(0.84)	(0.84)	(0.84)	(0.83)

Net asset value, end of year	$10.92	$11.93	$11.74	$11.71	$11.70

Per share market value, end of year	$10.03	$12.26	$12.04	$11.39	$12.29

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Expenses	1.69%	1.79%	1.86%	1.89%	2.12%
Expenses (excluding interest expense)	1.19%	1.39%	1.43%	1.46%	1.72%
Net investment income	3.95%	4.15%	4.51%	5.53%	6.82%
SUPPLEMENTAL DATA:
Total return on market value(2)	(11.68)%	9.23%	13.79%	(0.61)%	30.69%
Total return on net asset value(2)	(1.48)%	9.01%	7.66%	7.61%	18.62%
Portfolio turnover rate	4%	14%	36%	37%	23%
Asset coverage ratio on borrowings, end of year	340%	363%	538%	537%	535%
Asset coverage ratio on preferred stock, end of year	—	790%	438%	437%	435%
Net assets applicable to common stock, end of year (000’s omitted)	$300,121	$327,589	$321,000	$319,922	$318,393

(1)	Based on average number of shares of common stock outstanding.
(2)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

10

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Note 1. Organization

Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 23, 1992. The Fund commenced operations on January 29, 1993 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek high current income consistent with investing in securities of investment-grade quality.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund:

A. Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the pricing date at the close of the exchange representing the principal market for such securities and are classified as Level 1. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service or broker-dealers when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, to the extent that amortized cost approximates market value, and are classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns filed for the tax years 2010 to 2013 are subject to review.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

11

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2013

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

F. Accounting Standards: The Fund adopted Accounting Standards Update (“ASU”) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which amended ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which required an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. ASU No. 2013-01 limits the scope of the new balance sheet disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (i) offset in the financial statements or (ii) subject to an enforceable master netting arrangement or similar agreement. The adoption of this ASU did not require any additional disclosure in the Fund’s financial statements.

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”).

The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”). The administration fee is payable monthly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the year ended December 31, 2013 were $128,141.

D. Affiliated Shareholder: At December 31, 2013, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 40,321 shares of the Fund, which represents 0.15% of the shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding U.S. Government and agency mortgage-backed securities and short-term investments) for the year ended December 31, 2013 were $20,053,510 and $83,294,385, respectively. Purchases and sales of U.S. Government and agency mortgage-backed securities for the year ended December 31, 2013 were $-0- and $144,256, respectively.

12

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2013

Note 5. Distributions and Tax Information

At December 31, 2013, the federal tax cost of investments and the aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
$407,982,461	$11,332,157	($11,567,775)	($235,618)

The difference between the book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 was as follows:

	12/31/2013	12/31/2012
Distributions paid from:
Ordinary income	$23,670,312	$24,433,900

Total distributions	$23,670,312	$24,433,900

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed net ordinary income	$5,827,948
Other accumulated loss	(59,848,394)
Unrealized net appreciation (depreciation)	(235,618)

($54,256,064)

At December 31, 2013, the Fund had a net capital loss carryforward of $59,848,394 which may be used to offset future capital gains. This net capital loss carryforward will be reduced by future realized capital gains.

Under current law, the Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If the Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

At December 31, 2013, the Fund had net capital losses as follows:

		Not Subject to Expiration
	Subject to Expiration	Short Term	Long Term	Total
Carryover loss:	$46,880,315	$155,708	$12,812,371	$59,848,394
Expiration dates:
2014	4,213,979
2015	13,096,121
2017	18,907,565
2018	10,662,650

13

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2013

Note 6. Reclassification of Capital Accounts

Due to inherent differences in the recognition and distribution of income and realized gains (losses) under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At December 31, 2013, the following reclassifications were recorded:

Paid-in Capital	Accumulated net realized loss on investments	Distributions in excess of net investment income
($3,265,594)	($2,289,525)	$5,555,119

The reclassifications primarily relate to permanent differences attributable to amortization methods on fixed income securities and the expiration of a net capital loss carryforward. These reclassifications have no impact on the net asset value of the Fund.

Note 7. Auction Market Preferred Shares

In 2006, the Fund issued 7,600 shares of Auction Market Preferred Shares (“AMPS”) in two series of 3,800 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the AMPS were recorded as a reduction of paid-in capital on common stock. Dividends on shares of AMPS were cumulative from their date of original issue and paid on each dividend payment date. During the years ended December 31, 2009, December 31, 2012 and December 31, 2013, the Fund redeemed $95,000,000, $47,500,000, and $47,500,000, respectively, of its AMPS.

In 2009, the Fund redeemed all 3,800 shares of its Series T7 AMPS at a redemption price of $25,000 per share plus accrued but unpaid dividends. In 2012, the Fund conducted a tender offer for its outstanding Series TH7 AMPS that expired on June 18, 2012 and accepted for purchase 217 shares of AMPS, as more fully described in Note 8. On December 21, 2012, the Fund redeemed 1,683 shares of its Series TH7 AMPS at a redemption price of $25,000 per share plus accrued but unpaid dividends. On September 20, 2013, the Fund redeemed its remaining 1,900 shares of Series TH7 AMPS at a redemption price of $25,000 per share plus accrued but unpaid dividends.

Note 8. Auction Market Preferred Share Tender Offer

The Fund conducted a tender offer that commenced on May 3, 2012 and expired on June 18, 2012, for up to $47,500,000 of its outstanding AMPS at a price equal to 96% of the per share liquidation preference of $25,000 plus any unpaid dividends accrued through the expiration of the offer. Under the terms of the tender offer on June 18, 2012, the Fund accepted 217 AMPS at a price equal to 96% of its liquidation preference of $25,000 per share ($24,000 per share) plus dividends accrued and unpaid through the expiration of the offer. Because the tender offer was less than the AMPS per share liquidation preference, the tender offer had a positive impact on net asset value in the amount of $217,000, which was reflected in the Statements of Changes in Net Assets under the caption “Benefit to common shareholders from tender offer for auction market preferred shares.”

Note 9. Borrowings

The Fund has a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash up to a limit of $140,000,000. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated

14

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2013

Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at 3 month LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate on the amount borrowed and a percentage rate on the undrawn balance (the commitment fee). The Fund also paid a one time arrangement fee based on a percentage of the total borrowing limit. Total commitment fees paid for the year ended December 31, 2013 were $351,125 and are included in Interest expense and fees on the Statement of Operations. The Bank has the ability to require repayment of outstanding borrowings under the Facility upon six months notice or following an event of default. For the year ended December 31, 2013, the average daily borrowings under the Facility and the weighted daily average interest rate were $137,561,644 and 1.12%, respectively. As of December 31, 2013, the amount of such outstanding borrowings was $125,000,000. The interest rate applicable to the borrowing on December 31, 2013 was 1.10%.

The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Fed Funds Open and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the Rehypothecated Security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. The Fund is entitled to receive an amount equal to any and all interest, dividends, or distributions paid or distributed with respect to any Hypothecated Security on the payment date. At December 31, 2013, Hypothecated Securities under the Facility had a market value of $317,721,162 and Rehypothecated Securities had a market value of $113,443,436. If at the close of any business day, the value of all outstanding Rehypothecated Securities exceeds the value of the borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding securities or deliver an amount of cash at least equal to the excess amount.

Note 10. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of Duff & Phelps Utility and Corporate Bond Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) as of December 31, 2013, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utility and Corporate Bond Trust Inc. at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 18, 2014

TAX INFORMATION (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the year ended December 31, 2013:

Interest-Related Dividends for Non-U.S. Residents	87.79	%*

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations under Sec. 871(k)(1) of the Internal Revenue Code.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting policies and procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting policies and procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.ducfund.com or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.ducfund.com.

ADDITIONAL INFORMATION (Unaudited)

Since January 1, 2013: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the address provided in this report.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors of the Fund. Directors are di-vided into three classes and are elected to serve staggered three-year terms. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. All of the Fund’s directors currently serve on the Board of Directors of three other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Global Utility Income Fund Inc. (“DPG”) and DTF Tax-Free Income Inc. (“DTF”).

DIRECTORS OF THE FUND (Unaudited)

Independent Directors
Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Stewart E. Conner Age: 72	Director	Term expires 2015; Director since 2009	Retired attorney since 2005; Attorney, Wyatt Tarrant & Combs LLP 1966-2005 (Chairman, Executive Committee 2000-2004, Managing Partner 1988-2000)	4

Robert J. Genetski Age: 71	Director	Term expires 2016; Director since 2009	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995-2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank; author of several books	4	Director, Midwest Banc Holdings, Inc. 2005-2010

Nancy Lampton Age: 71	Director and Vice Chairperson of the Board	Term expires 2015; Director since 2005	Vice Chairperson of the Board of the Fund and DTF since 2007, DNP since 2006 and DPG since 2011; Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	4	Advisory Board Member, CanAlaska Uranium Ltd. (uranium exploration company); Director, Constellation Energy Group, Inc. (public utility holding company) 1999-2012

Independent Directors
Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Philip R. McLoughlin Age: 67	Director	Term expires 2016; Director since 1996	Private investor since 2010; Partner, CrossPond Partners, LLC (investment management consultant) 2006-2010; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009-2010	66	Chairman of the Board, The World Trust Fund (closed-end fund) since 2010 (Director since 1991); Director, Argo Group International Holdings, Ltd. (insurance holding company; f/k/a PXRE Group Ltd.) 1985-2009

Geraldine M. McNamara Age: 62	Director	Term expires 2014; Director since 2003	Private investor since 2006; Managing Director, U.S. Trust Company of New York 1982-2006	52

Eileen A. Moran Age: 59	Director	Term expires 2015; Director since 1996	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	4

Christian H. Poindexter Age 75	Director	Term expires 2014; Director since 2008	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since 2003 (Executive Committee Chairman, 2002-2003; Chairman of the Board, 1999-2002; Chief Executive Officer, 1999-2001; President, 1999-2000); Chairman, Baltimore Gas and Electric Company, 1993-2002 (Chief Executive Officer, 1993-2000; President, 1998-2000; Director, 1988-2003)	4	Director, The Baltimore Life Insurance Company 1998-2011

Carl F. Pollard Age: 75	Director	Term expires 2014; Director since 2006	Owner, CFP Thoroughbreds LLC (f/k/a Hermitage Farm LLC) since 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	4	Chairman of the Board and Director, Churchill Downs Incorporated 2001-2011 (Director 1985-2011)

Independent Directors
Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
David J. Vitale Age: 67	Director and Chairman of the Board	Term expires 2015; Director since 2005	Chairman of the Board of the Fund, DNP and DTF since 2009 and DPG since 2011; President, Chicago Board of Education since 2011; Chairman, Urban Partnership Bank since 2010; Private investor, 2009-2010; Senior Advisor to the CEO, Chicago Public Schools, 2007-2008 (Chief Administrative Officer 2003-2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001-2002; Vice Chairman and Director, Bank One Corporation, 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993-1998 (Director, 1992-1998; Executive Vice President, 1986-1993)	4	Director, United Continental Holdings Inc. (airline holding company; f/k/a UAL Corporation), Urban Partnership Bank, Alion Science and Technology Corporation, ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Interested Director
Nathan I. Partain, CFA Age: 57	Director, President and Chief Executive Officer	Term expires 2016; Director since 2007	President and Chief Investment Officer of the Adviser since 2005 (Executive Vice President 1997-2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993); President and Chief Executive Officer of the Fund and DTF since 2004 and DPG since 2011; President and Chief Executive Officer of DNP since 2001 (Chief Investment Officer since 1998; Executive Vice President, 1998-2001; Senior Vice President, 1997-1998)	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors)

OFFICERS OF THE FUND (Unaudited)

The officers of the Fund are elected at the annual meeting of the board of directors of the Fund and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus and receive compensation in such capacities. Information pertaining to Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided under the caption “Interested Director”. Information pertaining to the other officers of the Fund is set forth below. The address for all officers noted below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606.

Name and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
T. Brooks Beittel, CFA Age: 63	Senior Vice President and Secretary since 2005	Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President 1993-2008; Vice President 1987-1993)

Alan M. Meder, CFA, CPA Age: 54	Treasurer since 2000; Principal Financial and Accounting Officer and Assistant Secretary since 2002	Senior Vice President of the Adviser since 1994 (Chief Risk Officer since 2001); Chair of the Board of Governors of CFA Institute 2012-2013 (Vice Chairman of the Board 2011-2012; Member since 2008); Financial Accounting Standards Advisory Council Member since 2011

Daniel J. Petrisko, CFA Age: 53	Chief Investment Officer since 2004 (Vice President since 2000; Portfolio Manager 2002-2004)	Senior Vice President of the Adviser since 1997 (Vice President 1995-1997)

Joyce B. Riegel Age: 59	Chief Compliance Officer since 2003	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Chief Compliance Officer 2002-2004); Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Registered common shareholders are automatically enrolled in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Under the Plan, all distributions to common shareholders will automatically be reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash via direct deposit or paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price; or if (2) the market price is lower than the net asset value, or if dividends or capital gains distributions are declared and payable only in cash, then the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund. As described below, the Plan was amended, effective December 1, 1999, whereby the Fund will issue new shares in circumstances in which it will be beneficial to Plan participants.

The reinvestment shares are credited to the Plan participant’s account in the Fund’s stock records maintained by the Plan Agent, including a fractional share to six decimal places. The Plan Agent sends to each Plan participant a monthly written statement of each transaction in the Plan participant’s share account, including information that the participant will need for income tax records. Shares held in the Plan participant’s account have full distribution and voting rights. Plan participants may elect to send to the Plan Agent certificates for their other shares of the Fund’s stock, which will be included in statements of their share accounts as non-certificated shares. The Plan Agent does not currently charge a fee per deposit, but may do so in the future.

The cost of administering the Plan is borne by the Fund. There is no brokerage commission charged on shares issued directly by the Fund. However, Plan participants will pay a per share fee (which includes brokerage commissions or equivalent purchase costs) incurred in connection with purchases by the Plan Agent for reinvestment of distributions and voluntary cash payments.

The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions. The Fund will not issue any new shares in connection with voluntary additional share investments. Purchases will be made commencing with the date of the first distribution payment after receipt of the funds for additional purchases (assuming funds have been received at least two business days prior to the distribution date), and may be aggregated with purchases of shares for reinvestment of distributions. Shares will be allocated to the accounts of Plan participants purchasing additional shares at the weighted average price per share, plus a service charge imposed by the Plan Agent and a per share fee incurred in connection with such purchases. Checks are to be drawn in U.S. dollars and drawn against a U.S. bank.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a distribution, and 35 days for voluntary additional share investment, except where deferral is required under applicable federal or state laws or regulations.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the Plan participant by telephone, Internet, or written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the Plan participant, unless the Plan participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

A Plan participant may leave the Plan at any time by telephone, Internet or written notice to the Plan Agent. If notification is received by the Plan Agent after the record date of a distribution, it may not be effective until the next distribution. Upon discontinuing participation, a Plan participant has three choices: (i) if so requested by telephone, Internet or written notice, the Plan Agent will sell the Plan participant’s shares and send a check for the net proceeds after deducting the Plan Agent’s sales fees (currently $5.00) and any per share fee (currently $0.04); (ii) if so requested by telephone, Internet or written notice, the Plan participant’s shares may be electronically transferred to the Plan participant’s stock broker through the Direct Registration System; or (iii) if not so requested in (i) or (ii), the Plan participant will receive by mail a certificate for the number of whole non-certificated shares held in the Plan participant’s account and a check for the value of the fractional share, less applicable fees. The Fund reserves the right to amend the Plan to institute a service charge to participants. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent distributions in cash. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time.

Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. The Plan permits a nominee to participate on behalf of its underlying owners who wish to participate. However, some nominees may not permit an underlying owner to participate without transferring the shares into the owner’s name.

The automatic reinvestment of dividends and distributions will not relieve Plan participants of any federal income tax that may be payable (or required to be withheld) on such distributions. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all Plan participants at least 90 days before the record date for the distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days’ written notice to all Plan participants. All questions concerning the Plan should be directed to the Plan Agent by calling (866) 221-1681 or by visiting the Plan Agent’s website, www.computershare.com/investor.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at http://ducfund.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of its Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that two members of its audit committee, Philip R. McLoughlin and Carl F. Pollard are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant Ernst &Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended December 31, 2013	Fiscal year ended December 31, 2012
Audit Fees (1)	$53,000	$53,000
Audit-Related Fees (2)(6)	0	3,800
Tax Fees (3)(6)	6,000	6,185
All Other Fees (4)(6)	1,750	1,750
Aggregate Non-Audit Fees (5)(6)	7,750	11,735

(1)	Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.” In both years shown in the table, such services consisted of the performance of periodic agreed-upon procedures relating to the registrant’s preferred stock.
(3)	Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.
(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)

Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.
(6)	No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Global Utility Income Fund Inc. (“DPG”) and DTF Tax-Free Income Inc. (“DTF”), has adopted a Joint Audit Committee Pre-Approval Policy to govern the provision by the Independent Auditor of the following services: (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Set forth below is a copy of the Joint Audit Committee Pre-Approval Policy (omitting data in the appendices relating to DNP, DPG and DTF).

DNP SELECT INCOME FUND INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DTF TAX-FREE INCOME INC.

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(adopted February 18, 2013 and amended August 8, 2013)

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

(1)	This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III.	Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.	Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2013

Dated: February 18, 2013 and amended August 8, 2013

Service	Fees(1)
	DUC		Affiliates (2)
1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	$53,000		N/A

2. Reading of the Fund’s semi-annual financial statements		(3)	N/A

3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)		(3)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

Fees for services designated with a (3) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2013

Dated: February 18, 2013 and amended August 8, 2013

Service	Fees(1)
	DUC		Affiliates(2)
1. Issuance of annual agreed-upon procedures letters relating to the preferred stock or commercial paper, if any, issued by the Fund	$3,800		N/A
2. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters		(3)	N/A
3. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters		(3)	N/A
4. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)		(3)	N/A
5. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act		(3)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

Fees for services designated with a (3) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2013

Dated: February 18, 2013 and amended August 8, 2013

Service	Fees(1)
	DUC		Affiliates(2)

1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax	$6,000		N/A

2. Preparation of state tax returns	N/A		N/A

3. Consultations with the Fund’s management as to the tax treatment of transactions or events	$6,000	(3)(4)	N/A

4. Tax advice and assistance regarding statutory, regulatory or administrative developments		(5)

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	This fee was pre-approved by the Audit Committee on August 8, 2013, and thereby became part of this Pre-approval Policy.
(4)

This is a fund complex fee that covers consultations relating not only to the Fund, but also to three other closed-end investment companies advised by the Adviser: DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc. and DTF Tax-Free Income Inc.

(5)

Fees for services designated with a (5) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (5) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2013

Dated: February 18, 2013 and amended August 8, 2013

Service	Fees(1)
	DUC	Affiliates(2)

None

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Robert J. Genetski, Philip R. McLoughlin and Carl F. Pollard.

ITEM 6.	INVESTMENTS

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Although the registrant does not typically hold voting securities, the registrant’s board of directors has adopted the following statement of policy with respect to proxy voting.

DNP SELECT INCOME FUND INC.

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

As amended May 10, 2012 and supplemented November 7, 2012

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C.	“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues, including votes on “say on pay” and “golden parachutes”.

F.	“Fund” refers to DNP Select Income Fund Inc., DTF Tax-Free Income Inc., Duff & Phelps Utility and Corporate Bond Trust Inc., or Duff & Phelps Global Utility Income Fund Inc., as the case may be.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.	“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); strategic plan of dissident slate and quality of critique against management; evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.	In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

E.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

F.	In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups, and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of the option that received majority support from shareholders in the most recent advisory vote. If no option received majority support and the board implemented an option that is less frequent than that which received a plurality, but not majority, of votes cast, additional factors will be taken into consideration on a case-by-case basis, including the board’s rationale for implementing a less recurring “say on pay” vote, ownership structure, compensation concerns and “say on pay” support level from the prior year.

G.	The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.	In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.	The Adviser may delegate the administration of proxy activities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

C.	In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.	No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.	The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of the Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.	A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.	In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.	The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.	The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In this Item, the term “Fund” refers to the registrant, Duff & Phelps Utility and Corporate Bond Trust Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of March 4, 2014, are as follows:

Daniel J. Petrisko, CFA, has been Chief Investment Officer of the Fund since February 2004 (Portfolio Manager from 2002 to 2004, Vice President since 2000). He has been a Senior Vice President of the Adviser since 1997 (Vice President from 1995 to 1997). Mr. Petrisko has investment authority with respect to the Fund’s investment portfolio. He is also a member of the portfolio management team of DNP Select Income Fund Inc. (“DNP”), a closed-end utilities-oriented fund. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

T. Brooks Beittel, CFA, has served on the Fund’s portfolio management team since February 2004 and has been Secretary of the Fund since May 2005. He has been Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President from 1993 to 2008 and Vice President from 1987 to 1993), Senior Vice President and Secretary of DNP since January 1995 (Treasurer from January 1995 to September 2002), Secretary of DTF Tax-Free Income Inc. since May 2005, and Senior Vice President and Secretary of Duff & Phelps Global Utility Income Fund Inc. since March 2011. Mr. Beittel assists Mr. Petrisko in the management of the Fund’s investment portfolio. He is also a member of the portfolio management teams of DNP and Virtus Global Dividend Fund. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of December 31, 2013 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for certain other accounts. As of December 31, 2013, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

T. Brooks Beittel	1	$3,438	0	—	0	—
Daniel J. Petrisko	1	$3,438	0	—	9	$1,848.0

(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.
(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940 (the “1940 Act”), such as private placements and hedge funds.
(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure of the Fund’s portfolio managers.

The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high-caliber investment professionals. The portfolio managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary: Each portfolio manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of investment industry compensation surveys conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Incentive bonus pools are based on firm profits. The short-term incentive payment is generally paid in cash, but a portion may be paid in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the Fund managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund managed as weighted roughly by total assets in each of these funds. Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two main components:

First, 70% of the incentive bonus is based on: (i) the pre-tax performance of the Fund, as measured by earnings per share and total return over one-, three- and five-year periods against specified benchmarks and/or peer groups; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the team. The total return component of the performance portion of portfolio managers’ incentive bonus compensation is compared to the Barclays U.S. Aggregate Bond Index. Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include adjusted earnings before interest, tax, depreciation and amortization; gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in RSUs of Virtus that vest over three years.

The performance portion of portfolio mangers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio (except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser and thus, indirectly, the profitability of Virtus).

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of December 31, 2013, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
T. Brooks Beittel	$10,001-$50,000
Daniel J. Petrisko	$10,001-$50,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 3, 2013) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-OxleyAct of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

By (Signature and Title)	/S/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
Date	March 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
Date	March 4, 2014

By (Signature and Title)	/S/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	March 4, 2014